RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2013
RELATED PARTY TRANSACTIONS
Schedule of amounts due from related party

	Amounts due from
	related party
	December 31,
	2012	2013

Amounts due from Beijing Lebai Education Consulting Co., Ltd. (“Lebai”) (i)	1,592	2,631

(i)                                     As of December 31, 2013, the Company had an aggregate 16.11% equity interest in Firstleap Education and Jin Xin, the Chief Executive Officer of the Company and Chirstine Lu-Wong, the Chief Financial Officer of the Company are appointed the board members of Firstleap.

In November 2012, Xueda Information signed a three-party loan agreement with Lebai, an affiliate of Firstleap, and Bank of Beijing whereby the Company loaned RMB10 million (equivalent to $1,592) to Lebai through Bank of Beijing for a period from November 18, 2012 to May 28, 2013 at an annual interest rate of 10%. This loan was fully repaid in 2013.

In December 2013, Xuecheng Century provided two unsecured loans to Lebai, in a total amount of RMB16 million (equivalent to $2,631) , to support Lebai’s business operations. Such loans are for a period from December 2013 to April 2014 and bear an interest rate of 4% per annum.

Schedule of transactions with related party

	Years ended December 31,
	2011	2012	2013

Advertising services provided by Beijing 58 Information and Technology Co., Ltd. (“Beijing 58”) (ii)	493	141	101
Advertising services provided by Beijing Chengshi Wanglin Information and Technology Co., Ltd. (“Chengshi Wanglin”) (ii)	—	153	11
Total	493	294	112

Rental income generated from Lebai	—	99	159
Tutoring related services income generated from Lebai	—	—	117
Total	—	99	276

(ii)                                  Yao Jinbo, a beneficial owner of the Group, is also the chairman and shareholder of Beijing 58 and Chengshi Wanglin. Beijing 58 and Chengshi Wanglin provided advertisement services to the Group. There was no unsettled balance as of December 31, 2012 and 2013.